A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2024

GENERATION INCOME PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-40771	47-4427295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	401 East Jackson Street, Suite 3300 Tampa, Florida	33602
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813)-448-1234

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GIPR	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	GIPRW	The Nasdaq Stock Market LLC

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01. Entry into a Material Definitive Agreement.

Agreements with LMB Owenton I LLC

On July 24, 2024, Generation Income Properties L.P. (the “Operating Partnership”), the operating partnership of Generation Income Properties, Inc. (the “Company”), entered into a Fifth Amendment to the Amended and Restated Limited Partnership Agreement of the Operating Partnership (the “LPA Amendment”), pursuant to which the Company, as the general partner of the Operating Partnership, issued partnership interests to LMB Owenton I LLC (“Contributor”) in the form of Series B-1 Preferred Units (the “Series B-1 Preferred Units”). The LPA Amendment sets forth the designations, rights, powers, preferences and duties and other terms of the newly designated class of Series B-1 Preferred Units. The Series B-1 Preferred Units were issued in exchange for Common Units of the Operating Partnership pursuant to a Contribution Agreement (as defined below).

Also on July 24, 2024, the Operating Partnership and the Contributor entered into a Contribution and Exchange Agreement (the “Contribution Agreement”) pursuant to which the Contributor contributed 155,185 Common Units in exchange for 155,185 Series B-1 Preferred Units. If and when determined by the Company, as general partner of the Operating Partnership, in its sole discretion, holders of the Series B-1 Preferred Units will be paid cash distributions in the amount of $0.117 per Series B-1 Preferred Unit per quarter, subject to prior payment of any preferred return on senior preferred units of the Operating Partnership. The Contributor will have the right to cause the Operating Partnership to redeem the Series B-1 Preferred Units after two (2) years for either (i) cash in an amount equal to $7.15 per Series B-1 Preferred Unit or (ii) a number of shares of common stock of the Company equal to the number of Series B-1 Preferred Units being redeemed multiplied by 1.00, plus, in each case, an amount equal to all dividends accrued and unpaid thereon.

The foregoing descriptions of the above-referenced LPA Amendment and Contribution Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the LPA Amendment and Contribution Agreement, copies of which are filed herewith as Exhibit 4.1 and Exhibit 10.1, respectively, and are incorporated herein by reference.

Amendments to Norfolk Virginia Properties Limited Liability Company Agreements

On July 25, 2024, the Operating Partnership entered into First Amendments to the Second Amended and Restated Limited Liability Company Agreements, dated as of February 8, 2023, for each of the Norfolk, Virginia properties, GIPVA 2510 Walmer Ave, LLC and GIPVA 130 Corporate Blvd, LLC to revise the redemption date of Brown Family Enterprises, LLC membership interests from February 8, 2025 to February 8, 2027.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under the heading “Agreements with LMB Owenton I LLC” in Item 1.01 above is incorporated herein by reference. The Series B-1 Preferred Units issued to the Contributor (together with the common stock of the Company, if any, issuable upon the redemption of the Series B-1 Preferred Units) will be issued, solely to “accredited investors,” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”) and in reliance on the exemption from registration afforded by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws. Accordingly, the issuance of such securities was not and is not registered under the Securities Act, and until registered, these securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

(d)
Exhibits.

Exhibit No.	Description

4.1	Fifth Amendment to Amended and Restated Limited Partnership Agreement of Generation Income Properties, L.P., dated July 24, 2024.

10.1	Contribution and Exchange Agreement, dated July 24, 2024, by and between Generation Income Properties, L.P. and LMB Owenton I LLC.
10.2

First Amendment to Second Amended and Restated Limited Liability Company Agreement of GIPVA 2510 Walmer Ave, LLC, dated July 25, 2024, by and between Generation Income Properties, L.P. and Brown Family Enterprises, LLC.

10.3

First Amendment to Second Amended and Restated Limited Liability Company Agreement of GIPVA 130 Corporate Blvd, LLC, dated July 25, 2024, by and between Generation Income Properties, L.P. and Brown Family Enterprises, LLC.

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Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties, many of which are beyond management’s control, that could cause actual results to differ materially from those described in the forward-looking statements, as well as risks relating to general economic conditions, market conditions, interest rates, and other factors. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Please refer to the risks detailed from time to time in the reports we file with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION INCOME PROPERTIES, INC.

Date: July 29, 2024	By:	/s/ David Sobelman
David Sobelman
Chief Executive Officer